EXHIBIT 21

Subsidiaries of The Dow Chemical Company
At December 31, 2008
	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
The Dow Chemical Company	Delaware
Americas Styrenics LLC (1)	Delaware	50
Arabian Chemical Company (Latex) Ltd. (1)	Saudi Arabia	50
Arabian Chemical Company (Polystyrene) Limited (1)	Saudi Arabia	50
ARAKAWA Europe GmbH	Germany	60
Buildscape, LLC	Delaware	100
CanStates Holdings Inc.	Oklahoma	100
ANGUS Chemical Company	Delaware	100
CD Polymers Inc.	Delaware	100
Centen Ag Inc.	Delaware	100
Dow AgroSciences LLC (9)	Delaware	39
DowBrands Inc. (17)	Delaware	8
Mycogen Corporation (16)	California	12
Chemars Inc.	Delaware	100
Chemars III LLC	Delaware	100
Chemtech II L.P. (8)	Delaware	22
DC Partnership Management Inc.	Delaware	100
DowBrands L.P. (6)	Delaware	42
DCOMCO, Inc.	Delaware	100
Denmerco Inc.	Delaware	100
Dexco Polymers Operating Company LLC (1)	Texas	50
Dexco Polymers L.P. (1) (23)	Texas	1
Diamond Capital Management Inc.	Delaware	100
DML Holding Inc. (36)	Delaware	89
DMM Financial LLC	Delaware	100
MTD Pipeline LLC (1)	Delaware	50
Dofinco, Inc.	Delaware	100
Dow Capital International LLC	Delaware	100
Dow Chemical (Australia) Limited	Australia	100
Dow Australia Superannuation Fund A Pty Limited	Australia	100
Polystyrene Australia Pty Ltd (1)	Australia	50
Dow Chemical (China) Investment Company Limited	China	100
Dow Chemical (China) Company Limited	China	100
Dow Chemical (Guangzhou) Company Limited	China	100
Dow Chemical (Shanghai) Company Limited	China	100
Dow Chemical (Zhangjiagang) Company Limited (13)	China	85
Dow S/B Latex (Zhangjiagang) Co. Ltd. (12)	China	61
Guangdong Zhongshan Amerchol Specialty Chemicals	China	90
SAL Petrochemical (Zhangjiagang) Company Limited (15)	China	10
Zhejiang Pacific Chemical Corporation	China	100
Dow Chemical Delaware Corp.	Delaware	100
Chemtech II L.P. (8)	Delaware	73
Chemtech Portfolio Inc. (11)	Texas	33
Chemtech Portfolio II Inc.	Michigan	100
Dow Chemical (Hong Kong) Limited	Hong Kong	100
Dow Chemical International Ltd.	Delaware	100
Calvin Capital LLC	Delaware	100
Dow Chemical Thailand Ltd.	Thailand	100
Dow International Holdings Company (27)	Delaware	1
Pacific Plastics (Thailand) Limited (47)	Thailand	51
Petroquimica-Dow S.A. (Petrodow)	Chile	100
Dow Chemical Korea Limited (40)	Korea	86

Dow Chemical (NZ) Limited	New Zealand	100
Dow Chemical Pacific Limited	Hong Kong	100
Dow Chemical Pacific (Singapore) Private Limited	Singapore	100
Dow Chemical International Pvt. Ltd. (32)	India	99
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia	100
Dow Financial Holdings Singapore Pte Ltd.	Singapore	100
Dow Chemical (Zhangjiagang) Company Limited (13)	China	15
Dow S/B Latex (Zhangjiagang) Co. Ltd. (12)	China	39
SAL Petrochemical (Zhangjiagang) Company Limited (15)	China	90
G.Z. Holdings Pte. Ltd.	Singapore	100
PT Dow Chemical Indonesia (18)	Indonesia	15
S.H.A. Holdings Pte. Ltd.	Singapore	100
Dow Chemical (Singapore) Private Limited	Singapore	100
Dow Chemical International Pvt. Ltd. (32)	India	1
Dow Chemical Taiwan Limited	Taiwan	100
Dow Chemical Telecommunications Corp.	Delaware	100
Dow Credit Corporation	Delaware	100
Dow Customs & Trade Inc.	Delaware	100
Dow Deutschland Inc.	Delaware/Germany	100
Dow Chemical Inter-American Limited	Delaware	100
Dow Quimica de Colombia S.A. (5)	Colombia	10
Dow Deutschland Management Inc.	Delaware	100
Dow Engineering Company	Delaware	100
Dow Engineering, Inc.	Michigan	100
Dow Environmental Inc.	Delaware	100
Dow Financial Services Inc.	Delaware	100
Dow Global Technologies Inc.	Delaware	100
Chemtech Portfolio Inc. (11)	Texas	67
Dow Petrochemicals Holding LLC (48)	Delaware	25
Daulat Holdco LLC	Delaware	100
K-D Petrochemicals C.V. (1) (55)	Netherlands	1
K-Dow Petrochemicals GmbH (1)	Switzerland	50
K-D Petrochemicals C.V. (1) (55)	Netherlands	47
Dow Technology Investments LLC (43)	Delaware	50
Dow Holdings LLC	Delaware	100
Dow Corning Corporation (1)	Michigan	50
Dow Hydrocarbons and Resources LLC	Delaware	100
Cayuse Pipeline, Inc.	Texas	100
Dow Intrastate Gas Company	Louisiana	100
Dow Pipeline Company	Texas	100
K/D/S Promix, LLC (1)	Texas	50
Midland Pipeline Corp.	Delaware	100
Fort Saskatchewan Ethylene Storage Corporation (1)	Canada	50
Fort Saskatchewan Ethylene Storage Limited Partnership (1) (14)	Canada	1
DowBrands L.P. (6)	Delaware	58
Dow Internacional Mexicana S.A. de C.V.	Mexico	100
Dow International B.V.	Netherlands	100
Dow International Financial Services	Ireland	100
Dow Capital Public Limited Company	Ireland	100
Dow International Holdings Company (27)	Delaware	72
DC Spectrum Holding C.V. (44)	Netherlands	99
Coöperatieve DC Prisma Holding U.A. (45)	Netherlands	99

Dow Dutch Holding B.V.	Netherlands	100
DC Galaxy Holding C.V. (46)	Netherlands	1
Dow Europe Finance I B.V.	Netherlands	100
Dow International Holdings S.A.	Switzerland	100
DC Galaxy Holding C.V. (46)	Netherlands	99
Dow Europe Holding B.V.	Netherlands	100
BASF DOW HPPO B.V. (1)	Netherlands	50
BASF DOW HPPO Technology B.V. (1)	Netherlands	50
Control Securities Finance (Consecfin) B.V.	Netherlands	100
DC Finance Canada B.V.	Netherlands	100
Domaluna B.V.	Netherlands	100
Dow Austria Gesellschaft m.b.H	Austria	100
Dow Belgium B.V.B.A.	Belgium	100
Dow Benelux B.V.	Netherlands	100
Dow Netwerk B.V.	Netherlands	100
Emergo Finance C.V. (1)	Netherlands	50
Polyol Belgium B.V.B.A. (10)	Belgium	99
Valuepark Terneuzen Beheer B.V. (1)	Netherlands	50
Valuepark Terneuzen C.V. (1) (31)	Netherlands	1
Dow Beteiligungsgesellschaft mbH & Co. KG	Germany	100
Dow Olefinverbund GmbH (50)	Germany	5
Dow Chemical Company Limited	United Kingdom	100
Autothane Limited	United Kingdom	100
Cromarty Petroleum Company Limited (1)	United Kingdom	50
Hyperlast Limited	United Kingdom	100
ALH Rail Coatings Limited (1)	United Kingdom	50
Hypertec Print Services Limited	United Kingdom	100
Xitrack Limited (1)	United Kingdom	50
Dow Chemical Iberica S.L.	Spain	99
Terminal de Atraque de Productos Petroquimicos AIE (1)	Spain	50
Transformadora de Etileno A.I.E. (1)	Spain	50
Dow Chemical Korea Limited (40)	Korea	14
Dow Chemical OOO	Russia	100
Dow Chemical Romania S.R.L.	Romania	100
Dow Europe GmbH	Switzerland	100
Advanced Design Concepts GmbH (1)	Germany	50
Dolpa S.a.r.l.	Luxembourg	100
Dow-GACL Solventure LTD (1)	India	50
Dow Chemical IMEA GmbH	Switzerland	100
Dow Contract Services FZE	Dubai	100
Dow Egypt Services Limited (49)	Egypt	25
Dow Mideast Systems S.A.E. (JSC) (2)	Egypt	1
Dow France S.A.S.	France	100
UPPC S.A.R.L. (54)	France	25
Dow Hellas A.E.	Greece	100
Dow Hungary Kft. (29)	Hungary	99
Dow InterBranch B.V.	Netherlands	100
Dow Danmark A/S	Denmark	100
Dow Hungary Kft. (29)	Hungary	1
Dow Mideast Systems S.A.E. (JSC) (2)	Egypt	1
Dow Norge A/S	Norway	100
Dow Saudi Arabia Company (41)	Saudi Arabia	15

Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sti (3)	Turkey	1
Dow Zwijndrecht B.V.B.A. (24)	Belgium	1
Santa Vitoria Acucar e Alcool Ltda. (1)	Brazil	50
Dow Italia s.r.l.	Italy	100
Dow AgroSciences Italia s.r.l.	Italy	100
Dow Italia Divisione Commerciale s.r.l	Italy	100
Dow Mideast Systems S.A.E. (JSC) (2)	Egypt	98
Dow Egypt Services Limited (49)	Egypt	75
Dow Olefinverbund GmbH (50)	Germany	95
ANGUS Chemie GmbH	Germany	100
Dow Deutschland GmbH & Co OHG (35)	Germany	30
Dow Wolff Cellulosics GmbH & Co OHG (42)	Germany	50
Dow AgroSciences GmbH	Germany	100
Dow Automotive (Deutschland) GmbH	Germany	100
Dow Deutschland GmbH & Co OHG (35)	Germany	35
Dow Deutschland Anlagengesellschaft mbH	Germany	100
Dow Wolff Cellulosics GmbH	Germany	100
Probis GmbH	Germany	100
UPPC GmbH	Germany	100
UPPC Ltd.	United Kingdom	100
UPPC S.A.R.L. (54)	France	75
Dow Pipeline Gesellschaft mbH & Co. KG	Germany	80
Dow Pipeline Verwaltungsgesellschaft mbH	Germany	80
Haltermann Products GmbH	Germany	100
SAFECHEM Europe GmbH	Germany	100
Dow Deutschland GmbH & Co OHG (35)	Germany	35
Dow Wolff Cellulosics GmbH & Co OHG (42)	Germany	50
Dow Plastics and Chemicals Holding B.V.	Netherlands	100
K-D Petrochemicals C.V. (1) (55)	Netherlands	1
Dow Polska Sp.z.o.o.	Poland	100
Dow Portugal - Produtos Quimicos, Unipessoal, Lda.	Portugal	100
Dow Real Estate Terneuzen B.V.	Netherlands	100
Dow Saudi Arabia Company (41)	Saudi Arabia	85
Dow Southern Africa (Pty) Ltd	South Africa	100
Dow Suomi OY	Finland	100
Dow Sverige AB	Sweden	100
Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sti (3)	Turkey	99
Dow (Wilton) Limited	United Kingdom	100
Dow Zwijndrecht B.V.B.A. (24)	Belgium	99
Edulan A/S	Denmark	100
Edulan UK Limited	United Kingdom	100
Haltermann B.V.B.A.	Belgium	100
HPPO Holding & Finance C.V. (1)	Netherlands	50
K-Dow Petrochemicals EU B.V.	Netherlands	100
K-Dow Petrochemicals Belgium B.V.B.A.	Belgium	100
K-Dow Petrochemicals Iberica S.L.	Spain	100
K-Dow Petrochemicals Netherlands B.V.	Netherlands	100
MEGlobal B.V. (1)	Netherlands	50
MTP HPJV C.V. (1)	Netherlands	50
MTP HPJV Management B.V. (1)	Netherlands	50
Oman Petrochemical Industries Company LLC (1)	Oman	50
Polyol Belgium B.V.B.A. (10)	Belgium	1

RUS Polyurethanes Holding B.V.	Netherlands	58
Dow Izolan OOO (52)	Russia	100
Dow Izolan Ukraine LLC (53)	Ukraine	100
UC Investment B.V.	Netherlands	100
EQUATE Marketing Company E.C. (1)	Bahrain	50
Rofan Automation and Information Systems B.V.	Netherlands	100
Terneuzen Partnership Services B.V.	Netherlands	100
Valuepark Terneuzen C.V. (1) (31)	Netherlands	49
Dow Netherlands Investments LLC	Delaware	100
Coöperatieve DC Prisma Holding U.A. (45)	Netherlands	1
Dow Netherlands Holdings LLC	Delaware	100
DC Spectrum Holding C.V. (44)	Netherlands	1
DowBrands Inc. (17)	Delaware	79
Dow International Technology Corporation	Delaware	100
Dow Kakoh Kabushiki Kaisha	Japan	65
Dow Pacific Holdings B.V.	Netherlands	100
Dow Petrochemicals Holding LLC (48)	Delaware	25
Dow Quimica Argentina S.A. (25)	Argentina	87
Dow Quimica Chilena S.A. (26)	Chile	89
Dow Quimica de Colombia S.A. (5)	Colombia	90
Dow Quimica Mexicana S.A. de C.V. (21)	Mexico	85
Dow Roofing Systems LLC	Delaware	100
Dow South Africa Holdings (Pty) Ltd.	South Africa	100
Sentrachem Limited	South Africa	100
Cisvaal (Proprietary) Limited	South Africa	100
Minchem International Inc.	South Africa	100
South African Polymer Holdings (PTY) Ltd.	South Africa	100
Dow Trading S.A.	Switzerland	100
Dow Trent Limited	United Kingdom	100
Dow UK Limited	United Kingdom	100
Haltermann Limited	United Kingdom	100
Ascot Investments Limited	United Kingdom	100
Ascot Chemicals Limited	United Kingdom	100
Haltermann Pension Trustees Limited	United Kingdom	100
Suter Limited	United Kingdom	100
Dow Venezuela, C.A. (7)	Venezuela	36
Dow Verwaltungsgesellschaft mbH	Germany	100
DSL Holdings Inc.	Delaware	100
Dow Reichhold Specialty Latex LLC (1)	Delaware	50
DW Dexco Investment LLC	Delaware	100
Dexco Polymers L.P. (1) (23)	Texas	49
Equipolymers B.V. (1)	Netherlands	50
Essex Chemical Corporation	New Jersey	100
Essex Specialty Products LLC	New Jersey	100
American Mortell Corporation	Texas	100
Mortell Company	Delaware	100
Anabond Essex India Private Limited (1)	India	50
Dow International Holdings Company (27)	Delaware	8
Essex de Hermosillo, S.A. DE C.V.	Mexico	100
GWN Holding, Inc. (37)	Delaware	27
Wuhan Essex Chemical Co., Ltd.	China	100
Fenex Biopharmaceuticals Inc.	Delaware	100

FilmTec Corporation	Delaware	100
OMEX Overseas Holdings Inc.	Virgin Islands	100
Zhejiang OMEX Environmental Engineering Co., Ltd.	China	100
Flexible Products Company	Georgia	100
Flexible Products Company of Canada, Inc	Canada	100
Forbanco Inc.	Delaware	100
General Latex and Chemical Corporation	Massachusetts	100
GNS Enterprises, LLC	Georgia	100
GNS Technologies, LLC	Georgia	100
Great Western Pipeline Company, Inc.	California	100
GWN Holding, Inc. (37)	Delaware	66
Dow Canada Holding LP	Canada	100
Daulat Canada Holding LP (51)	Canada	50
Dow Canada Holding B.V.	Netherlands	100
3229809 Nova Scotia Company	Canada	100
Dow Investment Argentina S.A.	Argentina	100
PBBPolisur S.A. (34)	Argentina	72
PBBPolisur S.A. (34)	Argentina	28
Dow Canadian Holding BV	Netherlands	100
Daulat Canada Holding LP	Canada	50
K-D Petrochemicals C.V. (1) (55)	Netherlands	1
K-Dow Canada ULC	Canada	100
Dow Chemical Finance Canada Inc.	Canada	100
Modeland International Holdings Inc. (28)	Barbados	59
Dow Brasil S.A.	Brazil	100
Branco Dow Compostos de Engenharia S.A.	Brazil	100
Cambricos de Uruguay S.A.	Uruguay	100
Dopec Industria E Comercio Ltda.	Brazil	100
Dow Especialidades Quimicas Ltda.	Brazil	100
Dow Brasil Sudeste Industrial Ltda.	Brazil	100
Keytil Sociedad Anonima	Uruguay	100
Fort Saskatchewan Ethylene Storage Limited Partnership (1) (14)	Canada	49
H-D Tech Inc. (1)	Canada	50
MEGlobal Canada Inc (1)	Canada	50
Pétromont and Company, Limited Partnership (1)	Canada	50
Pétromont Inc. (1)	Canada	50
Ifco Inc.	Delaware	100
Chemtech II L.P. (8)	Delaware	5
Ion Holdings LLC (20)	Delaware	60
Ion Investments S.a.r.l.	Luxembourg	100
Tornado Finance V.O.F.	Netherlands	60
Intarsia Corporation	Delaware	99
Joliet Marine Terminal Trust Estate (1)	Illinois	50
Liana Limited	Delaware	100
Dorinco Insurance (Ireland) Limited	Ireland	100
Dorinco Reinsurance Company	Michigan	100
Dorintal Reinsurance Limited	Bermuda	100
Timber Insurance Limited	Bermuda	100
LG DOW Polycarbonate Limited (1)	Korea	50
Pacific Plastics (Thailand) Limited (47)	Thailand	49
Productos Quimicos Peruanos S.A. (30)	Peru	91
PT Dow Chemical Indonesia (18)	Indonesia	85

Ramses Acquisition Corp.	Delaware	100
Raven Group Ltd.	Delaware	100
RavenWorks Ltd.	Delaware	100
Rofan Services Inc.	Delaware	100
Dow AgroSciences LLC (9)	Delaware	10
DowBrands Inc. (17)	Delaware	2
Ion Holdings LLC (20)	Delaware	40
Mycogen Corporation (16)	California	88
Dow AgroSciences LLC (9)	Delaware	51
Alsan Research (1)	Iowa	50
Bayer DAS (Private) Limited (1)	Pakistan	50
DAS Agricultural Investment Holding Company Ltd.	Mauritius	100
Dow AgroSciences India Pvt. Ltd. (33)	India	1
Nantong DAS Chemical Co., Ltd.	China	100
DERe Insurance Company	Vermont	100
Dintec Agrichemicals LLC (1)	Delaware	50
Dow AgroSciences Agricultural Products Limited	Mauritius	100
Dow AgroSciences India Pvt. Ltd. (33)	India	99
Dow AgroSciences B.V.	Netherlands	100
Ambito DAS S.A. (1)	Argentina	50
ChacoDAS S.A. (1)	Argentina	50
DASER AGRO S.A. (1)	Argentina	50
Desab S.A. (1)	Argentina	50
Dintec Agroquimica Produtos Quimicos, Lda.	Portugal	66
Distribuidora de Agroquimicos del Sureste de la Republica S.A. de C.V. (1)	Mexico	50
Dow AgroSciences A.S.	Turkey	100
Dow AgroSciences Argentina S.A. (22)	Argentina	89
Dow AgroSciences Bolivia S.A. (38)	Bolivia	1
Dow AgroSciences Paraguay S.A. (39)	Paraguay	1
Dow AgroSciences Asia Sdn. Bhd.	Malaysia	100
Dow AgroSciences Australia Limited	Australia	100
Dow AgroSciences Bolivia S.A. (38)	Bolivia	98
Dow AgroSciences Canada Inc.	Canada	100
Dow AgroSciences Chile S.A.	Chile	100
Dow AgroSciences Costa Rica S.A.	Costa Rica	100
Dow AgroSciences Danmark A/S	Denmark	100
Dow AgroSciences de Colombia S.A.	Colombia	100
Dow AgroSciences de Mexico S.A. de C.V.	Mexico	100
Dow AgroSciences Export S.A.S.	France	100
Dow AgroSciences Guatemala S.A.	Guatemala	100
Dow AgroSciences Iberica S.A.	Spain	100
Dow AgroSciences Industrial Ltda.	Brazil	100
Agromen Technolgia Ltda.	Brazil	100
Dow AgroSciences Limited	United Kingdom	100
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia	100
Dow AgroSciences (NZ) Limited	New Zealand	100
Dow AgroSciences Pacific Limited	Hong Kong	100
Dow AgroSciences Paraguay S.A. (39)	Paraguay	99
Dow AgroSciences Bolivia S.A. (38)	Bolivia	1
Dow AgroSciences Polska Sp z.o.o.	Poland	100
Dow AgroSciences Hungary KFT (19)	Hungary	1
Dow AgroSciences S.A.S.	France	100

Dow AgroSciences Distribution S.A.S.	France	100
Dow AgroSciences s.r.o.	Czech Republic	100
Dow AgroSciences Sverige A/B	Sweden	100
Dow AgroSciences Taiwan Ltd.	Taiwan	100
Dow AgroSciences Technology GmbH	Switzerland	100
Dow AgroSciences Switzerland S.A.	Switzerland	100
Dow AgroSciences Hungary KFT (19)	Hungary	99
Dow AgroSciences Uruguay S.A.	Uruguay	100
Dow AgroSciences Vertriebsgesellschaft m.b.H.	Austria	100
Dow Chemical Japan Limited	Japan	100
Dow Venezuela, C.A. (7)	Venezuela	54
Fedea S.A. (1)	Argentina	50
I.C.R. - Intermedi Chimici Ravenna s.r.l. (1)	Italy	50
JV Agro S.A. (1)	Argentina	50
P.T. Dow AgroSciences Indonesia	Indonesia	95
Pentec - Produtos Quimicos, Lda. (1)	Portugal	50
Rindes y Cultivos - DAS S.A. (1)	Argentina	50
Terramar JV S.A. (1)	Argentina	50
Ubajay-DAS S.A. (1)	Argentina	50
Dow AgroSciences Barbados Limited	Barbados	100
Dow AgroSciences China Ltd.	Delaware	100
Dow AgroSciences International Ltd.	Delaware	100
Dow AgroSciences (Thailand) Limited	Thailand	100
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa	100
Sanachem Zimbabwe (Pvt) Ltd.	Zimbabwe	100
DowBrands Inc. (17)	Delaware	11
Mycogen Crop Protection, Inc.	California	100
Mycogen S.A. de C.V. (4)	Mexico	99
Mycogen Plant Science, Inc.	Delaware	100
Agrigenetics, Inc.	Delaware	100
Agrigenetics Molokai LLC	Hawaii	100
Brodbeck Seeds LLC	Delaware	100
Dairyland Seed Co., Inc.	Wisconsin	100
Dow AgroSciences Argentina S.A. (22)	Argentina	11
Duo Maize B.V.	Netherlands	100
Mycogen S.A. de C.V. (4)	Mexico	1
Mycogen Seeds-Puerto Rico Corporation	Delaware	100
Renze Seeds LLC	Delaware	100
Texas Triumph Seed Co., Inc.	Texas	100
Monterey Seed Company, Inc.	Texas	100
Phytogen Seed Company, LLC	Delaware	54
Wenben Inc.	Delaware	100
SD Group Service Co., Ltd. (1)	Thailand	50
Sentrachem US, Inc.	Delaware	100
Hampshire Holdings, Inc.	Delaware	100
Hampshire Chemical Corp.	Delaware	100
Siam Polystyrene Company Limited (1)	Thailand	50
Siam Styrene Monomer Co., Ltd. (1)	Thailand	50
Siam Synthetic Latex Company Limited (1)	Thailand	50
Styron Asia Limited	Hong Kong	100
Sumitomo Dow Limited. (1)	Japan	50
TCM Technologies Inc.	Delaware	100

Texas LNG Holdings LLC	Delaware	100
Union Carbide Corporation	New York	100
Amerchol Corporation	Delaware	100
Benefit Capital Management Corporation	Delaware	100
Calidria Corporation	Delaware	100
Carbide Chemical (Thailand) Limited	Thailand	100
Excellent Quality (Thailand) Company Limited	Thailand	100
Catalysts, Adsorbents & Process Systems, Inc.	Maryland	100
Chemicals Marine Fleet, Inc.	Delaware	100
DML Holding Inc. (36)	Delaware	11
Dow International Holdings Company (27)	Delaware	19
Dow Petrochemicals Holding LLC (48)	Delaware	25
Dow Quimica Argentina S.A. (25)	Argentina	12
Dow Quimica Mexicana S.A. de C.V. (21)	Mexico	15
Dow Venezuela, C.A. (7)	Venezuela	10
Global Industrial Corporation	New York	100
GWN Holding, Inc. (37)	Delaware	7
Industrias Carlisil, S.A.	Mexico	100
K-Dow Petrochemicals UC Sub C, Inc.	Delaware	100
Univation Technologies, LLC (1)	Delaware	50
KTI Chemicals, Inc.	Delaware	100
Modeland International Holdings Inc. (28)	Barbados	41
Nippon Unicar Company Limited (1)	Japan	50
OPTIMAL Chemicals (Malaysia) Sdn. Bhd. (1)	Malaysia	50
P.T. Union Carbide Indonesia	Indonesia	100
Seadrift Pipeline Corporation	Delaware	100
Servicios de Quimicos Agricolas, S. A.	Mexico	100
South Charleston Sewage Treatment Company	West Virginia	100
UC Finco Inc.	Delaware	100
UCAR Emulsion Systems International, Inc.	Delaware	100
UCAR Emulsion Systems FZE	Dubai	100
UCAR Interam Inc.	Delaware	100
UCAR Louisiana Pipeline Company	Delaware	100
UCAR Pipeline Incorporated	Delaware	100
UCMG LLC	Delaware	100
OPTIMAL Glycols (Malaysia) Sdn. Bhd. (1)	Malaysia	50
Umetco Minerals Corporation	Delaware	100
Australia and New Zealand Exploration Company	Delaware	100
Blue Creek Coal Company, Inc.	Delaware	100
Predate Properties (Pty) Ltd.	South Africa	100
Umetco Minerals Exploration Corporation	Delaware	100
Union Carbide Asia Limited	Hong Kong	100
Union Carbide (Guangdong Zhongshan) Company Limited	China	75
Union Carbide Asia Pacific, Inc.	Delaware	100
Union Carbide Caribe LLC	Delaware	100
Union Carbide Chemicals & Plastics Technology LLC	Delaware	100
Dow Petrochemicals Holding LLC (48)	Delaware	25
Dow Technology Investments LLC (43)	Delaware	50
Union Carbide Comercial Nicaragua, S.A.	Nicaragua	100
Union Carbide Customer Services Pte. Ltd.	Singapore	100
Union Carbide Ethylene Oxide/Glycol Company	Delaware	100
Union Carbide Inter-America, Inc. (Delaware)	Delaware	100

Dow Quimica Chilena S.A. (26)	Chile	10
Productos Quimicos Peruanos S.A. (30)	Peru	9
Union Carbide Middle East Limited	Delaware	100
Union Carbide Pan America, Inc.	Delaware	100
Dow Quimica Argentina S.A. (25)	Argentina	1
Dow Quimica Chilena S.A. (26)	Chile	1
Union Carbide Philippines (Far East), Inc.	Philippines	100
Union Carbide Polyolefins Development Company, Inc.	Delaware	100
Union Carbide South Africa (Proprietary) Limited	South Africa	100
Union Carbide Subsidiary Q Inc.	Delaware	100
Union Carbide Wire & Cable Company, Inc.	Delaware	100
Union Polymers Sdn. Bhd.	Malaysia	90
UNISON Transformer Services, Inc.	Delaware	100
Westbridge Insurance Ltd.	Bermuda	100
U.S. Laboratories, Inc.	Ohio	100
Administrative Business Systems, Inc.	Ohio	100
Poly-Carb, Inc.	Ohio	100
Warbler I LLC	Delaware	100
Yokkaichi MDI Limited (1)	Japan	50

*Location of incorporation or organization. Primary location of organization is reported for partnerships.

(1)
These companies are 50%-owned, nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements for these companies are not included in this Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.

(2)	The Dow Chemical Company effective ownership of Dow Mideast Systems S.A.E. (JSC) is 100% of which Dow Europe Holding B.V. owns 99.96%, Dow Europe GmbH owns 0.020% and Dow InterBranch B.V. owns 0.020%.
(3)	The Dow Chemical Company effective ownership of Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sti is 100% of which Dow Europe Holding B.V. owns 99.9988% and Dow InterBranch B.V. owns 0.0012%.
(4)	The Dow Chemical Company effective ownership of Mycogen S.A. de C.V. is 100% of which Mycogen Crop Protection, Inc. owns 99% and Agrigenetics, Inc. owns 1%.
(5)	The Dow Chemical Company effective ownership of Dow Quimica de Colombia S.A. is 100% of which The Dow Chemical Company owns 90% and Dow Chemical Inter-American Limited owns 10%.
(6)	The Dow Chemical Company effective ownership of DowBrands L.P. is 100% of which Dow Holdings LLC owns 58% and DC Partnership Management Inc. owns 42%.
(7)	The Dow Chemical Company effective ownership of Dow Venezuela, C.A. is 100% of which Dow AgroSciences B.V. owns 53.84%, The Dow Chemical Company owns 36.06% and Union Carbide Corporation owns 10.1%.
(8)	The Dow Chemical Company effective ownership of Chemtech II L.P. is 100% of which Dow Chemical Delaware Corp. owns 72.46%, The Dow Chemical Company owns 22.39% and Ifco Inc. owns 5.15%.
(9)	The Dow Chemical Company effective ownership of Dow AgroSciences LLC is 100% of which Mycogen Corporation owns 51%, Centen Ag Inc. owns 38.91% and Rofan Services Inc. owns 10.09%.
(10)	The Dow Chemical Company effective ownership of Polyol Belgium B.V.B.A. is 100% of which Dow Benelux B.V. owns 99.5% and Dow Europe Holding B.V. owns 0.5%.
(11)	The Dow Chemical Company effective ownership of Chemtech Portfolio Inc. is 100% of which Dow Global Technologies Inc. owns 66.82% and Chemtech II L.P. owns 33.18% .
(12)
The Dow Chemical Company effective ownership of Dow S/B Latex (Zhangjiagang) Co. Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 61.16% and Dow Financial Holdings Singapore Pte Ltd. owns 38.84%.

(13)
The Dow Chemical Company effective ownership of Dow Chemical (Zhangjiagang) Company Limited is 100% of which Dow Chemical (China) Investment Company Limited owns 85.36% and Dow Financial Holdings Singapore Pte Ltd. owns 14.64%.

(14)
The Dow Chemical Company effective ownership of Fort Saskatchewan Ethylene Storage Limited Partnership is 50% of which K-Dow Canada ULC owns 49.9% and Fort Saskatchewan Ethylene Storage Corporation owns 0.2%. (Midland Pipeline Corp. owns 50% of Fort Saskatchewan Ethylene Storage Corporation.)

(15)
The Dow Chemical Company effective ownership of SAL Petrochemical (Zhangjiagang) Company Limited is 100% of which Dow Financial Holdings Singapore Pte Ltd. owns 90% and Dow Chemical (China) Investment Company Limited owns 10%.

(16)	The Dow Chemical Company effective ownership of Mycogen Corporation is 100% of which Rofan Services Inc. owns 88.11% and Centen Ag Inc. owns 11.89%.
(17)
The Dow Chemical Company effective ownership of DowBrands Inc. is 100% of which Dow International Holdings Company owns 79%, Mycogen Corporation owns 11%, Centen Ag Inc. owns 8% and Rofan Services Inc. owns 2%.

(18)	The Dow Chemical Company effective ownership of PT Dow Chemical Indonesia is 100% of which The Dow Chemical Company owns 84.5991% and Dow Chemical Pacific (Singapore) Private Limited owns 15.4009%.
(19)	The Dow Chemical Company effective ownership of Dow AgroSciences Hungary KFT is 100% of which Dow AgroSciences Switzerland S.A. owns 99.97% and Dow AgroSciences Polska Sp z.o.o. owns 0.03%.
(20)	The Dow Chemical Company effective ownership of Ion Holdings LLC is 100% of which The Dow Chemical Company owns 60% and Rofan Services Inc. owns 40%.
(21)	The Dow Chemical Company effective ownership of Dow Quimica Mexicana S.A. de C.V. is 100% of which The Dow Chemical Company owns 84.58% and Union Carbide Corporation owns 15.42%.
(22)	The Dow Chemical Company effective ownership of Dow AgroSciences Argentina S.A. is 100% of which Dow AgroSciences B.V. owns 89.13% and Agrigenetics, Inc. owns 10.87%.
(23)
The Dow Chemical Company effective ownership of Dexco Polymers L.P. is 50% of which DW Dexco Investment LLC owns 49.5% and Dexco Polymers Operating Company LLC owns 1%. (The Dow Chemical Company owns 50% of Dexco Polymers Operating Company LLC).

(24)	The Dow Chemical Company effective ownership of Dow Zwijndrecht B.V.B.A. is 100% of which Dow Europe Holding B.V. owns 99.65% and Dow InterBranch B.V. owns 0.35%.

(25)
The Dow Chemical Company effective ownership of Dow Quimica Argentina S.A. is 100% of which The Dow Chemical Company owns 87.89%, Union Carbide Corporation owns 11.99% and Union Carbide Pan America, Inc. owns 0.12%.

(26)
The Dow Chemical Company effective ownership of Dow Quimica Chilena S.A. is 100% of which The Dow Chemical Company owns 89.81%, Union Carbide Inter-America, Inc. (Delaware) owns 10.16% and Union Carbide Pan America, Inc. owns 0.03%.

(27)
The Dow Chemical Company effective ownership of Dow International Holdings Company is 100% of which The Dow Chemical Company owns 72.0268%, Union Carbide Corporation owns 19.1341%, Essex Specialty Products LLC owns 8.7988% and Dow Chemical International Ltd owns 0.0403%.

(28)	The Dow Chemical Company effective ownership of Modeland International Holdings Inc. is 100% of which Dow Chemical Finance Canada Inc. owns 59.1% and Union Carbide Corporation owns 40.9%.
(29)	The Dow Chemical Company effective ownership of Dow Hungary Kft. is 100% of which Dow Europe Holding B.V. owns 99.98% and Dow InterBranch B.V. owns 0.02%.
(30)	The Dow Chemical Company effective ownership of Productos Quimicos Peruanos S.A. is 100% of which The Dow Chemical Company owns 91.21% and Union Carbide Inter-America, Inc. (Delaware) owns 8.79%.
(31)
The Dow Chemical Company effective ownership of Valuepark Terneuzen C.V. is 50% of which Terneuzen Partnership Services B.V. owns 49.82% and Valuepark Terneuzen Beheer B.V. owns 0.36%. (Dow Benelux B.V. owns 50% of Valuepark Terneuzen Beheer BV).

(32)
The Dow Chemical Company effective ownership of Dow Chemical International Pvt. Ltd. is 100% of which Dow Chemical Pacific (Singapore) Private Limited owns 99.99% and Dow Chemical (Singapore) Private Limited owns 0.01%.

(33)
The Dow Chemical Company effective ownership of Dow AgroSciences India Pvt. Ltd. is 100% of which Dow AgroSciences Agricultural Products Limited owns 99.99% and DAS Agricultural Investment Holding Company Ltd. owns 0.01%.

(34)	The Dow Chemical Company effective ownership of PBBPolisur S.A. is 100% of which Dow Investment Argentina S.A. owns 72% and 3229809 Nova Scotia Company owns 28%.
(35)	The Dow Chemical Company effective ownership of Dow Deutschland GmbH & Co OHG is 100% of which Dow Automotive (Deutschland) GmbH owns 35%, SAFECHEM Europe GmbH owns 35% and ANGUS Chemie GmbH owns 30%.
(36)	The Dow Chemical Company effective ownership of DML Holding Inc. is 100% of which The Dow Chemical Company owns 88.84% and Union Carbide Corporation owns 11.16%.
(37)
The Dow Chemical Company effective ownership of GWN Holding, Inc. is 100% of which The Dow Chemical Company owns 66.23%, Essex Specialty Products LLC owns 26.93% and Union Carbide Corporation owns 6.84%.

(38)
The Dow Chemical Company effective ownership of Dow AgroSciences Bolivia S.A. is 100% of which Dow AgroSciences B.V. owns 99%, Dow AgroSciences Argentina S.A. owns 0.5% and Dow AgroSciences Paraguay S.A. owns 0.5%.

(39)	The Dow Chemical Company effective ownership of Dow AgroSciences Paraguay S.A. is 100% of which Dow AgroSciences B.V. owns 99.99% and Dow AgroSciences Argentina S.A. owns 0.01%.
(40)	The Dow Chemical Company effective ownership of Dow Chemical Korea Limited is 100% of which The Dow Chemical Company owns 85.82% and Dow Europe Holding B.V. owns 14.18%.
(41)	The Dow Chemical Company effective ownership of Dow Saudi Arabia Company is 100% of which Dow Europe Holding B.V. owns 85% and Dow Interbranch B.V. owns 15%.
(42)
The Dow Chemical Company effective ownership of Dow Wolff Cellulosics GmbH & Co OHG is 100% of which ANGUS Chemie GmbH owns 50% and SAFECHEM Europe GmbH owns 50%. Dow Europe Holding B.V. acts as general partner with 0% capital participation.

(43)	The Dow Chemical Company effective ownership of Dow Technology Investments LLC is 100% of which Dow Global Technologies Inc. owns 50% and Union Carbide Chemicals & Plastics Technology LLC owns 50%.
(44)	The Dow Chemical Company effective ownership of DC Spectrum Holding C.V. is 100% of which Dow International Holdings Company owns 99.999% and Dow Netherlands Holdings LLC owns 0.001%.
(45)	The Dow Chemical Company effective ownership of Coöperatieve DC Prisma Holding U.A. is 100% of which DC Spectrum Holding C.V. owns 99.999% and Dow Netherlands Investments LLC owns .001%.
(46)	The Dow Chemical Company effective ownership of DC Galaxy Holding C.V. is 100% of which Dow International Holdings S.A. owns 99.928% and Dow Dutch Holding B.V. owns 0.072%.
(47)	The Dow Chemical Company effective ownership of Pacific Plastics (Thailand) Limited is 100% of which Dow Chemical International Ltd. owns 51% and The Dow Chemical Company owns 49%.

(48)
The Dow Chemical Company effective ownership of Dow Petrochemicals Holding LLC is 100% of which The Dow Chemical Company owns 25%, Dow Global Technologies Inc. owns 25%, Union Carbide Corporation owns 25% and Union Carbide Chemicals & Plastics Technology LLC owns 25%.

(49)	The Dow Chemical Company effective ownership of Dow Egypt Services Limited is 100% of which Dow Mideast Systems S.A.E. (JSC) owns 75% and Dow Europe GmbH owns 25%.
(50)	The Dow Chemical Company effective ownership of Dow Olefinverbund GmbH is 100% of which Dow Europe Holding B.V. owns 95% and Dow Beteiligungsgesellschaft mbH & Co. KG owns 5%.
(51)	The Dow Chemical Company effective ownership of Daulat Canada Holding LP is 100% of which Dow Canada Holding LP owns 50% and Dow Canadian Holding BV owns 50%.
(52)	The Dow Chemical Company effective ownership of Dow Izolan OOO is 58% via its ownership interest in RUS Polyurethanes Holding B.V.
(53)	The Dow Chemical Company effective ownership of Dow Izolan Ukraine LLC is 58% via its ownership interest in RUS Polyurethanes Holding B.V.
(54)	The Dow Chemical Company effective ownership of UPPC S.A.R.L. is 100% of which UPPC GmbH owns 75% and Dow France S.A.S. owns 25%.
(55)
The Dow Chemical Company effective ownership of K-D Petrochemicals C.V. is 50% of which Daulat Holdco LLC owns .00058011%, Dow Plastics and Chemicals Holding B.V. owns .00058011%, Daulat Canada Holding LP owns .00058011% and K-Dow Petrochemicals GmbH owns 99.99651933% (Dow Petrochemicals Holding LLC owns 50% of K-Dow Petrochemicals GmbH.)